Exhibit 99.1

Investor Relations Contact:

Elias Nader, interim CFO

Sigma Designs, Inc.

Tel: (408) 957-9847

IR@sigmadesigns.com

For Immediate Release

SIGMA DESIGNS, INC. REPORTS THIRD QUARTER

FISCAL 2014 RESULTS

Non-GAAP Net Income of $3.3M or $0.10 EPS achieved in the quarter

Announces $20.0 Million Share Repurchase Program

MILPITAS, CA, December 11, 2013 — Sigma Designs®, Inc. (NASDAQ: SIGM), a leader in connected media platforms, today reported financial results and business highlights for its third fiscal quarter of fiscal year 2014 ended November 2, 2013.

Sigma also announced that its Board of Directors has authorized a share repurchase program of up to $20.0 million through December 31, 2014. Share repurchases may be made by the Company from time to time in privately negotiated transactions or in open market transactions.

Net revenues for the third quarter of fiscal 2014 were $54.4 million, up $0.6 million, or 1.2%, from $53.8 million reported in the previous quarter and down $9.5 million, or 14.9%, from $63.9 million reported for the same period last year.

GAAP net loss for the third quarter of fiscal 2014 was $3.0 million, or $0.09 per share. This compares to GAAP net loss of $4.8 million, or $0.14 per share, for the previous quarter and GAAP net loss of $39.5 million, or $1.18 per share, for the same period last year.

Non-GAAP net income for the third quarter of fiscal 2014 was $3.3 million, or $0.10 per diluted share. This compares to non-GAAP net income of $2.0 million, or $0.06 per diluted share, for the previous quarter and a non-GAAP net loss of $9.5 million, or $0.28 per diluted share, during the same period last year. The reconciliation between GAAP and non-GAAP net income (loss) for all referenced periods is provided in a table immediately following the GAAP financial tables below.

Management Comment

“We are very pleased about our profitability on a non-GAAP basis for the third consecutive quarter. Our financial results were all positive, with an increase in revenues and gross margin, a decrease in operating expenses and positive pro-forma net income. We remain focused on our objective to maintain profitability,” said Thinh Tran, President and CEO of Sigma Designs.

“Our Board’s authorization of a share repurchase program reflects its confidence in the long-term strength of the company, as well as its commitment to returning value to shareholders,” said Mr. Tran. “Our current cash balance combined with the early results of our ongoing restructuring efforts allows us to be confident in returning value to shareholders while continuing to invest in our business and our next generation of products.”

The actual timing, number and value of shares repurchased under the program will be determined by Sigma’s management and its Board of Directors at its discretion, and will depend on a number of factors, including the trading price of the stock, and general market and business conditions as well as applicable legal requirements. This program does not require Sigma to repurchase any shares under the authorization, and the program may be suspended, discontinued or modified at any time, for any reason and without notice.

Recent Highlights

●

We launched our new ARM-based chipsets for the set-top box market at the IBC show in Amsterdam. These chipsets ushers in a new era of performance, combining a high performance ARM A9 CPU with an Imagination SGX GPU, along with our premium media processing technology.

●	We announced a turn-key hybrid set-top box, based on a Sigma SoC and Ginga middleware, being developed by LATAM set-top box manufacturers for Argentina and other countries using ISDB-T.

●	We announced that a major European supplier Novabase has selected our SMP8674 media processor SoC for their next generation of small footprint hybrid set-top boxes.

●

We announced, along with the Z-Wave Alliance, the launch of a new certification program called Z-Wave Plus™, which is designed to help consumers easily identify products that offer the Next Gen Z-Wave platform features, such as over-the-air upgrading.

●	We announced that Portugal Telecom successfully completed their field trial using G.hn to deliver HD services to multiple rooms in actual homes using Sigma’s G.hn chipset.

●	We announced an expansion of our conditional access portfolio with the addition of Verimatrix Advanced Security support for our set-top box SoC family.

Investor Conference Call

The conference call relating to Sigma’s third quarter fiscal year 2014 financial results will take place following this announcement at 5:00 PM ET today, December 11, 2013. Investors will have the opportunity to listen live to the conference call via the Internet through www.sigmadesigns.com/IR or www.earnings.com. Institutional investors can access the call via Thomson StreetEvents at www.streetevents.com.  To listen to the live call, please go to the website at least 10 minutes early to register and download and install any necessary audio software. For those who cannot listen to the live broadcast, a replay will be available shortly after the call via the internet through www.sigmadesigns.com/IR or www.earnings.com. The audio replay will be available for one week after the call.

Use of Non-GAAP Financial Information

In addition to reporting financial results in accordance with generally accepted accounting principles, or GAAP, Sigma reports non-GAAP net income (loss), which excludes amortization of acquired intangibles, stock-based compensation, the mark-up on purchased inventory sold during the period, acquisition-related expenses, facility exit legal expenses, settlement expenses, net impairment of privately-held investments, restructuring charges, impairment of purchased IP, mask sets, design tools used in production and other assets, the gain on the sale of an R&D development project to a third party and the gain upon acquisition of the DTV business that Sigma recognized in accordance with GAAP. The tax amounts included in Sigma’s non-GAAP results approximate its operating cash tax expense, similar to the liability reported on Sigma’s tax returns. While the Company has historically not presented its non-GAAP tax provision in this manner, it believes this approach will enhance the ability of investors to understand the Company’s actual tax expense on its current operations and provide improved modeling accuracy for analysts and investors. The Company intends to report its non-GAAP tax provision in this manner in future periods. Prior periods included in this release have been updated to reflect this new methodology. Sigma believes that its non-GAAP measures provide useful information to management and investors regarding financial and business trends relating to its financial condition and results of operations. Sigma also believes the non-GAAP measures provide useful supplemental information for investors to evaluate its operating results in the same manner as the research analysts that follow Sigma, all of whom present non-GAAP projections in their published reports. As such, the non-GAAP measures provided by Sigma facilitate a more direct comparison of its performance with the financial projections published by the analysts as well as its competitors, many of whom report financial results on a non-GAAP basis. The economic substance behind its decision to use such non-GAAP measures is that such measures approximate its controllable operating performance more closely than the most directly comparable GAAP financial measures. For example, Sigma’s management has no control over certain variables that have a major influence in the determination of stock-based compensation such as the volatility of its stock price and changing interest rates. Sigma believes that all of these excluded expenses do not accurately reflect the underlying performance of its continuing operations for the period in which they are incurred, even though some of these excluded items may be incurred and reflected in Sigma’s GAAP financial results in the foreseeable future.

The material limitation associated with the use of the non-GAAP financial measures is that the non-GAAP measures do not reflect the full economic impact of Sigma’s activities. Sigma’s non-GAAP net income (loss) is not prepared in accordance with GAAP, is not an alternative to GAAP financial information, and may be calculated differently than non-GAAP financial information disclosed by other companies. Accordingly, investors are cautioned not to place undue reliance on non-GAAP information.

Safe Harbor Statement

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about confidence in the long-term strength of the company and continuing to invest in our business and our next generation of products. Actual results may vary materially due to a number of factors including, but not limited to, the risk that, upon completion of further closing procedures and audit, the financial results for the third quarter of fiscal 2014 are different than the results set forth in this press release, general economic conditions, the ability to recognize the anticipated savings from our restructuring efforts, the rate of growth of the Set-Top Box, home networking, digital TV, and home control and energy management markets in general, the ramp in demand from Sigma’s set-top box, television and telecommunication customers, Sigma’s ability to deploy and achieve market acceptance for Sigma products,  and the risk that such products will not gain widespread acceptance, or will be rendered obsolete, by product offerings of competitors or by alternative technologies, and other risks detailed from time to time in Sigma’s SEC reports, including Sigma’s report on Form 10-Q as filed with the SEC on September 12, 2013.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.  Sigma undertakes no obligation to publicly release or otherwise disclose the result of any revision to these forward-looking statements that may be made as a result of events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Sigma Designs, Inc.

Sigma Designs, Inc. (NASDAQ: SIGM) is a leader in connected media platforms.  The company designs and builds the essential semiconductor technologies that serve as the foundation for the world’s leading IPTV set-top boxes, connected televisions, connected media players, residential gateways, home control systems and more.  For more information about Sigma Designs, please visit www.sigmadesigns.com.

###

SIGMA DESIGNS, INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(GAAP)

(In thousands)

	November 2,	February 2,
	2013	2013
Assets

Current Assets:
Cash and cash equivalents	$50,326	$51,218
Short-term marketable securities	11,412	17,455
Restricted cash	1,771	1,769
Accounts receivable, net	39,256	21,648
Inventory	19,176	24,929
Deferred tax assets	4,683	5,868
Prepaid expenses and other current assets	8,845	13,578
Total current assets	135,469	136,465

Long-term marketable securities	24,574	14,253
Software, equipment and leasehold improvements, net	16,398	17,106
Intangible assets, net	31,696	36,573
Deferred tax assets, net of current portion	43	2,681
Long-term investments and notes receivable, net of current portion	4,144	8,943
Other non-current assets	4,803	4,810

Total assets	$217,127	$220,831

Liabilities and Shareholders' Equity

Current Liabilities:
Accounts payable	$12,580	$11,046
Accrued compensation and related benefits	8,381	8,773
Accrued liabilities	19,749	20,018
Total current liabilities	40,710	39,837

Other long-term liabilities	20,210	18,976
Total liabilities	60,920	58,813

Shareholders’ equity	156,207	162,018

Total liabilities and shareholders' equity	$217,127	$220,831

SIGMA DESIGNS, INC

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(GAAP)

(In thousands, except per share data)

	Three months ended			Nine months ended
	November 2, 2013	August 3, 2013	October 27, 2012	November 2, 2013	October 27, 2012

Net revenue	$54,394	$53,762	$63,905	$160,696	$172,414
Cost of revenue	23,311	25,696	38,423	74,601	95,257
Gross profit	31,083	28,066	25,482	86,095	77,157
Gross margin percent	57.1%	52.2%	39.9%	53.6%	44.8%

Operating expenses:
Research and development	17,555	18,769	26,741	56,528	76,505
Sales and marketing	5,608	5,527	12,774	16,817	27,457
General and administrative	5,212	4,937	6,007	14,911	21,874
Gain on acquisition	-	-	-	-	(1,417)
Restructuring charges	1,104	680	821	1,994	821
Impairment of IP, mask sets and design tools	150	-	-	338	-
Total operating expenses	29,629	29,913	46,343	90,588	125,240

Income (loss) from operations	1,454	(1,847)	(20,861)	(4,493)	(48,083)
Gain on sale of development project	-	-	-	1,079	-
Interest and other income (expense), net	(254)	121	299	558	1,032

Income (loss) before income taxes	1,200	(1,726)	(20,562)	(2,856)	(47,051)
Provision for income taxes	4,178	3,065	18,889	9,446	19,520

Net loss	$(2,978)	$(4,791)	$(39,451)	$(12,302)	$(66,571)

Net loss per share:
Basic	$(0.09)	$(0.14)	$(1.18)	$(0.36)	$(2.02)
Diluted	$(0.09)	$(0.14)	$(1.18)	$(0.36)	$(2.02)

Shares used in computing net loss per share:
Basic	34,518	34,259	33,383	34,129	33,032
Diluted	34,518	34,259	33,383	34,129	33,032

SIGMA DESIGNS, INC.

RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET INCOME (LOSS)

(Unaudited)

(In thousands, except per share data)

	Three months ended			Nine months ended
	November 3,	August 3,	October 27,	November 3,	October 27,
	2013	2013	2012	2013	2012
GAAP net loss	$(2,978)	$(4,791)	$(39,451)	$(12,302)	$(66,571)

Items reconciling GAAP net loss to non-GAAP net income (loss):

Stock-based compensation expenses	1,668	1,686	2,503	5,387	8,078

Amortization of acquired intangibles	1,782	1,783	1,985	5,380	5,858

Impairment of purchased IP, mask sets, designs tools and other assets	561	-	-	749	-

Restructuring charges, net	1,104	680	821	2,027	821

Mark-up on inventory acquired in business combinations sold during the period	-	176	1,078	436	3,607

Realized gain on sale of development project	-	-	-	(1,079)	-

Gain on acquisition	-	-	-	-	(1,417)

Facility exit legal expenses	8	288	-	296	-

Settlement expenses	100	-	5,700	100	5,700

Impairment of investments, net	163	-	-	163	-

Acquisition expenses	-	-	352	-	4,276

Income tax adjustments	901	2,222	17,548	4,466	17,421

Total GAAP to Non-GAAP adjustments	6,287	6,835	29,987	17,925	44,344

Non-GAAP net income (loss)	$3,309	$2,044	$(9,464)	$5,623	$(22,227)

Diluted net income (loss) per share	$0.10	$0.06	$(0.28)	$0.16	$(0.67)

Shares used in calculating diluted net income (loss) per share:	34,564	34,135	33,383	34,176	33,032

Diluted net income (loss) per share:

Diluted GAAP net loss per share	$(0.09)	$(0.14)	$(1.18)	$(0.36)	$(2.02)

Diluted GAAP to non-GAAP adjustments	$0.19	$0.20	$0.90	$0.52	$1.35

Diluted Non-GAAP net income (loss) per share	$0.10	$0.06	$(0.28)	$0.16	$(0.67)

Reconciliation of shares used in calculating non-GAAP net income (loss) per share:

Shares used in calculating basic net income (loss) per share	34,518	34,259	33,383	34,129	33,032

Adjustment for dilutive securities	46	(124)	-	47	-

Non-GAAP shares used in calculating diluted net income (loss) per share	34,564	34,135	33,383	34,176	33,032

SIGMA DESIGNS, INC.

SECHEDULE OF SELECTED GAAP TO NON-GAAP ADJUSTMENTS

(Unaudited)

(In thousands, except per share data)

The following schedule reconciles selected line items from the GAAP basic statements of operations to non-GAAP statements of operations:

	Three months ended			Nine months ended
	November 3,	August 3,	October 27,	November 3,	October 27,
	2013	2013	2012	2013	2012
GROSS PROFIT:

GAAP gross profit	$31,083	$28,066	$25,482	$86,095	$77,157
Stock-based compensation expenses	64	67	131	214	380
Amortization of acquired intangibles	1,403	1,403	1,591	4,241	4,676
Acquisition expenses	-	-	101	-	101
Restructuring charges, net	-	-	-	33	-
Mark-up on inventory acquired in business combinations sold during the period	-	176	1,078	436	3,607
Non-GAAP gross profit	$32,550	$29,712	$28,383	$91,019	$85,921

OPERATING EXPENSES:

GAAP operating expenses	$29,629	$29,913	$46,343	$90,588	$125,240
Stock-based compensation expenses	(1,604)	(1,619)	(2,372)	(5,173)	(7,698)
Amortization of acquired intangibles	(379)	(380)	(394)	(1,139)	(1,182)
Impairment of purchased IP, mask sets, designs tools and other assets	(561)	-	-	(749)	-
Restructuring charges, net	(1,104)	(680)	(821)	(1,994)	(821)
Gain on acquisition	-	-	-	-	1,417
Facility exit legal expenses	(8)	(288)	-	(296)	-
Settlement expenses	(100)	-	(5,700)	(100)	(5,700)
Acquisition expenses	-	-	(251)	-	(4,175)
Non-GAAP operating expenses	$25,873	$26,946	$36,805	$81,137	$107,081

INCOME TAX EXPENSE:

GAAP income tax expenses	$4,178	$3,065	$18,889	$9,446	$19,520
Income tax adjustments	(901)	(2,222)	(17,548)	(4,466)	(17,421)
Non-GAAP income tax expenses	$3,277	$843	$1,341	$4,980	$2,099

RESEARCH AND DEVELOPMENT:

GAAP research and development	$17,555	$18,769	$26,741	$56,528	$76,505
Stock-based compensation expenses	(778)	(853)	(1,375)	(2,721)	(4,346)
Amortization of acquired intangibles	(33)	(33)	(34)	(99)	(100)
Acquisition expenses	-	-	-	-	(1,417)

Non-GAAP research and development	$16,744	$17,883	$25,332	$53,708	$70,642

SALES AND MARKETING:

GAAP sales and marketing	$5,608	$5,527	$12,774	$16,817	$27,457

Stock-based compensation expenses	(365)	(315)	(458)	(1,029)	(1,412)
Amortization of acquired intangibles	(346)	(347)	(360)	(1,040)	(1,082)
Settlement expenses	(100)	-	(5,700)	(100)	(5,700)
Acquisition expenses	-	-	-	-	(257)
Non-GAAP sales and marketing	$4,797	$4,865	$6,256	$14,648	$19,006

GENERAL AND ADMINISTRATIVE:

GAAP general and administrative	$5,212	$4,937	$6,007	$14,911	$21,874
Stock-based compensation expenses	(461)	(451)	(539)	(1,423)	(1,940)
Impairment of purchased IP, mask sets, designs tools and other assets	(411)	-	-	(411)	-
Acquisition expenses	-	-	(251)	-	(2,501)
Facility exit legal expenses	(8)	(288)	-	(296)	-
Non-GAAP general and administrative	$4,332	$4,198	$5,217	$12,781	$17,433